UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2014

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other	Commission File Number	(I.R.S. Employer
Jurisdiction of		Identification
Incorporation or		Number)
Organization)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                Regulation FD Disclosure.

AmerisourceBergen Corporation (the “Registrant”) previously announced that it will be reporting its fiscal 2014 earnings per share from continuing operations on an adjusted basis.  Adjusted earnings per share from continuing operations in fiscal 2014 will exclude: LIFO charges and credits; warrant expense; acquisition-related expenses and intangibles amortization; special one-time employee severance, litigation, and other expenses; and gains from antitrust litigation settlements. In addition, the Registrant will calculate its adjusted earnings per share for each period using a diluted weighted average share count which will exclude the accounting dilution resulting from the impact of the unexercised equity warrants. Management considers GAAP financial measures as well as the presented Non-GAAP financial measures in its evaluation of the Registrant’s operating performance.  Therefore, the Registrant believes that its presentation of Non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors.

Attached as Exhibit 99.1, the Registrant has provided unaudited Reconciliations of Continuing Operations (GAAP) to Adjusted Continuing Operations (Non-GAAP) prepared on the same basis on which the Registrant will report in fiscal 2014 for (a) the fiscal year 2013 quarters ended December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 and (b) the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009.  Attached as Exhibit 99.2, the Registrant has provided unaudited adjusted segment information prepared on the same basis on which the Registrant will report in fiscal 2014 for (a) the fiscal year 2013 quarters ended December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 and (b) the fiscal years ended September 30, 2013 and 2012.

Effective October 1, 2013, the Registrant transitioned the financial reporting of its Canadian business from the Pharmaceutical Distribution reportable segment to Other.  As a result, all prior periods presented in Exhibit 99.2 for fiscal 2013 and 2012 have been adjusted to reflect this recent transition.

The Registrant’s unaudited Reconciliations of Continuing Operations (GAAP) to Adjusted Continuing Operations (Non-GAAP) is furnished as Exhibit 99.1 and the Registrant’s unaudited adjusted segment information is furnished as Exhibit 99.2 to this report.  Exhibits 99.1 and 99.2 are incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)           Exhibits.

99.1            Unaudited Reconciliations of Continuing Operations (GAAP) to Adjusted Continuing Operations (Non-GAAP) prepared on the same basis on which the Registrant will report in fiscal 2014 for (a) the fiscal year 2013 quarters ended December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 and (b) the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009.

99.2            Unaudited adjusted segment information prepared on the same basis on which the Registrant will report in fiscal 2014 for (a) the fiscal year 2013 quarters ended December 31, 2012, March 31, 2013, June 30, 2013 and September 30, 2013 and (b) the fiscal years ended September 30, 2013 and 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: January 9, 2014	By:	/s/ Tim G. Guttman
	Name:	Tim G. Guttman
	Title:	Senior Vice President and Chief Financial Officer